Exhibit 99.1

VEECO REPORTS PRELIMINARY FOURTH QUARTER AND FULL YEAR

2016 FINANCIAL RESULTS

January 10, 2017

Veeco Instruments Inc. (“Veeco”) (NASDAQ: VECO) today announced preliminary financial results for its fourth quarter and fiscal year ended December 31, 2016.  Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”).  A reconciliation between GAAP and Non-GAAP results is provided at the end of this press release.

Preliminary Estimated and Unaudited 2016 Financial and Other Data

Veeco’s estimated and unaudited consolidated financial data presented below is preliminary and was prepared by management in good faith based upon internal reporting for the three months and year ended December 31, 2016. Although Veeco has not identified any unusual or unique events or trends that occurred during the period which might materially affect these estimates, actual results may still be outside of the ranges provided below. Veeco’s independent registered public accounting firm, KPMG LLP, has not audited, reviewed, compiled or performed any procedures on this preliminary financial data. As a result, Veeco’s full interim or audited annual financial statements prepared in accordance with GAAP for the periods shown may be different from the preliminary estimates herein. You should not place undue reliance on this preliminary and estimated financial information and should view this information in the context of Veeco’s 2016 results when such results are disclosed in Veeco’s Annual Report on Form 10-K for the year ended December 31, 2016.

In addition to the preliminary financial information set forth below, Veeco currently expects to record bookings of approximately $125 million for the fourth quarter. A preliminary estimate for cash, cash equivalents and short-term investments is approximately $344 million as of December 31, 2016 as compared to $337 million at the end of the third quarter of 2016.

Management will not be holding a call to discuss the preliminary financial information.

U.S. Dollars in millions, except per share data

	Three months ended December 31,
	2016 Range
GAAP Results	(estimated and unaudited)	2015
Revenue	$91 - $95	$106.5
Gross margin	38% - 39%	36.4%
Research and development	$17 - $18	$20.6
Selling, general, and administrative and Other	$19	$21.1
Net income (loss)	$(7) - $(5)	$(9.8)
Diluted earnings (loss) per share	$(0.18) - $(0.12)	$(0.25)

	Three months ended December 31,
	2016 Range
Non-GAAP Results	(estimated and unaudited)	2015
Revenue	$91 - $95	$106.5
Gross margin	38.5% - 39.5%	36.8%
Research and development	$17 - $18	$19.3
Selling, general, and administrative and Other	$16	$18.7
Adjusted net income (loss)	$2 - $4	$0.6
Adjusted EBITDA	$5 - $7	$4.4
Adjusted diluted earnings (loss) per share	$0.04 - $0.10	$0.01

U.S. Dollars in millions, except per share data

	Year ended December 31,
	2016 Range
GAAP Results	(estimated and unaudited)	2015
Revenue	$330 - $334	$477.0
Gross margin	40%	37.2%
Research and development	$81 - $82	$78.5
Selling, general, and administrative and Other	$78	$89.5
Net income (loss)	$(124) - $(122)	$(32.0)
Diluted earnings (loss) per share	$(3.16) - $(3.10)	$(0.80)

	Year ended December 31,
	2016 Range
Non-GAAP Results	(estimated and unaudited)	2015
Revenue	$330 - $334	$477.0
Gross margin	41%	38.0%
Research and development	$78 - $79	$74.5
Selling, general, and administrative and Other	$66	$77.1
Adjusted net income (loss)	$(12) - $(10)	$22.1
Adjusted EBITDA	$3 - $5	$41.7
Adjusted diluted earnings (loss) per share	$(0.31) - $(0.25)	$0.54

Sales by market and region:

	Year ended December 31,
	2016
	(estimated and unaudited)	2015
Market Analysis
Lighting, Display & Power Electronics	41%	61%
Advanced Packaging, MEMS & RF	21%	13%
Scientific & Industrial	22%	13%
Data Storage	16%	13%
Market Analysis
United States	26%	18%
China	26%	51%
EMEA	25%	13%
Rest of World	23%	18%

About Veeco

Veeco’s process equipment solutions enable the manufacture of LEDs, displays, power electronics, compound semiconductors, hard disk drives, semiconductors, MEMS and wireless chips. We are the leader in MOCVD, MBE, Ion Beam, Wet Etch single wafer processing and other advanced thin film process technologies. Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage and allow our customers to maximize productivity and achieve lower cost of ownership.

Forward-Looking Statements and Disclosures

This news release discusses expectations or otherwise makes statements about the future, including statements about Veeco’s preliminary financial results for the three months and full year ended December 31, 2016. Such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made.  These factors include the risks discussed in the Risk Factors, Business Description and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. In addition, Veeco can provide no assurances that the preliminary financial results provided herein will be consistent with its audited financial results that will be included in its Annual Report on Form 10-K for the year ended December 31, 2016. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

Veeco Contacts

Investors: Shanye Hudson | 516-677-0200x1272 | shudson@veeco.com

Media: Jeffery Pina | 516-677-0200x1222 | jpina@veeco.com

-financial tables attached-

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(estimated and unaudited)

				Non-GAAP Adjustments
Preliminary results for the three				Share-based
months ended December 31, 2016	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$91	-	$95				$91	-	$95
Gross profit	34	-	37	1	—	—	35	-	38
Gross margin	38%	-	39%				38.5%	-	39.5%
Research and development	17	-	18	—	—	—	$17	-	$18
Selling, general, and administrative and Other	19	-	19	3	—	—	$16	-	$16
Net income (loss)	(7)	-	(5)	4	3	2	$2	-	$4
Income (loss) per diluted common share	$(0.18)	-	$(0.12)				$0.04	-	$0.10
Weighted average number of shares	39		39				40		40

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in millions)

(estimated and unaudited)

Preliminary results for the three months ended December 31, 2016
Restructuring	$2
Total Other	$2

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in millions)

(estimated and unaudited)

Preliminary results for the three months ended December 31, 2016
GAAP net income (loss)	$(7)	-	$(5)
Share-based compensation	4	-	4
Amortization	3	-	3
Restructuring	2	-	2
Interest (income) expense	0	-	0
Depreciation	2	-	2
Income tax expense (benefit) *	1	-	1
Adjusted EBITDA	$5	-	$7

Note: Amounts may not calculate precisely due to rounding.

*                                         The “with or without” method is utilized to determine the income tax effect of all non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(estimated and unaudited)

				Non-GAAP Adjustments
Preliminary results for the year				Share-based
ended December 31, 2016	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$330	-	$334				$330	-	$334
Gross profit	131	-	134	2	—	1	134	-	137
Gross margin	40%	-	40%				41%	-	41%
Research and development	81	-	82	3	—	—	$78	-	$79
Selling, general, and administrative and Other	78	-	78	11	—	1	$66	-	$66
Net income (loss)	(124)	-	(122)	16	19	77	$(12)	-	$(10)
Income (loss) per diluted common share	$(3.16)	-	$(3.10)				$(0.31)	-	$(0.25)
Weighted average number of shares	39		39				39		39

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in millions)

(estimated and unaudited)

Preliminary results for the year ended December 31, 2016
Asset impairment	$69
Accelerated depreciation	1
Restructuring	6
Pension termination	1
Total Other	$77

Note: Amounts may not calculate precisely due to rounding.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in millions)

(estimated and unaudited)

Preliminary results for the year ended December 31, 2016
GAAP net income (loss)	$(124)	-	$(122)
Share-based compensation	16	-	16
Amortization	19	-	19
Asset impairment	69	-	69
Accelerated depreciation	1	-	1
Restructuring	6	-	6
Pension termination	1	-	1
Interest income	(1)	-	(1)
Depreciation	12	-	12
Income tax expense (benefit)*	4	-	4
Adjusted EBITDA	$3	-	$5

Note: Amounts may not calculate precisely due to rounding.

*                                         The “with or without” method is utilized to determine the income tax effect of all non-GAAP adjustments.

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended December 31, 2015	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$106,543				$106,543
Gross profit	38,786	393			39,179
Gross margin	36.4%				36.8%
Research and development	20,639	(1,292)			19,347
Selling, general, and administrative and Other	21,134	(2,277)		(188)	18,669
Net income (loss)	(9,788)	3,962	5,802	598	574
Income (loss) per common share:
Basic	$(0.25)				$0.01
Diluted	(0.25)				0.01
Weighted average number of shares:
Basic	39,794				40,644
Diluted	39,794				40,731

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended December 31, 2015
Restructuring	1,170
Acquisition related	188
One-time legal settlement	—
Non-GAAP tax adjustment*	(760)
Total Other	598

* The “with or without” method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in thousands)

(unaudited)

Three months ended December 31,
2015
GAAP net income (loss)	$(9,788)
Share-based compensation	3,962
Amortization	5,802
Restructuring	1,170
Acquisition related	188
Interest income	(145)
Depreciation	3,282
Income tax expense (benefit)	(26)
Adjusted EBITDA	$4,445

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
For the year ended December 31, 2015	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$477,038				$477,038
Gross profit	177,241	2,495		1,311	181,047
Gross margin	37.2%				38.0%
Research and development	78,543	(4,031)			74,512
Selling, general, and administrative and Other	89,491	(11,474)		(958)	77,059
Net income (loss)	(31,978)	18,000	27,634	8,408	22,064
Income (loss) per common share:
Basic	$(0.80)				$0.54
Diluted	(0.80)				0.54
Weighted average number of shares:
Basic	39,742				40,759
Diluted	39,742				40,905

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2015
Restructuring	4,679
Acquisition related—PSP inventory fair value step-up	1,311
Acquisition related	563
Asset impairment	126
One-time legal settlement	395
Non-GAAP tax adjustment *	1,334
Total Other	8,408

* The “with or without” method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in thousands)

(unaudited)

For the year ended December 31,
2015
GAAP net income (loss)	$(31,978)
Share-based compensation	18,000
Amortization	27,634
Asset impairment	126
Restructuring	4,679
Acquisition related—PSP inventory fair value step-up	1,311
Acquisition related	563
One-time legal settlement	395
Interest income	(586)
Depreciation	12,216
Income tax expense (benefit)	9,332
Adjusted EBITDA	$41,692

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.